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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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                       Date of Report: April 25, 2002
                     (Date of earliest event reported)


                             TEMPLE-INLAND INC.
           (Exact Name of Registrant as Specified in its Charter)

          Delaware                   001-08634                  75-1903917
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)



              1300 South MoPac Expressway, Austin, Texas 78746
                  (Address of Principal Executive Offices)


                               (512) 434-5800
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

            On April 25, 2001, Temple-Inland Inc. (the "Company") entered into an Underwriting Agreement with Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters named therein, relating to the offering and sale (the "Upper DECS Offering") by the Company of up to 6,900,000 Upper DECS (the "Upper DECS"). Each Upper DECS consists of (i) a forward purchase contract under which the holder agrees to purchase from the Company and the Company agrees to sell shares of its common stock, par value $1.00 per share, on May 17, 2005 and (ii) a 6.42% senior note due May 17, 2007 of the Company. On April 26, 2002, the Company filed a Prospectus Supplement relating to the Upper DECS Offering, dated April 25, 2002, to the Prospectus dated March 26, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, Temple-Inland Trust I and Temple-Inland Trust II (File Nos. 333-84120, 333-84120-01 and 333-84120-02) (the "Registration Statement").

            On May 1, 2002, the Company entered into an Underwriting Agreement with Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters named therein, relating to the offering and sale (the "Notes Offering") by the Company of $500,000,000 aggregate principal amount of the Company's 7.875% Senior Notes due 2012 (the "Notes") to be issued under an indenture, dated as of September 1, 1986, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (the "Trustee"), as amended by the first supplemental indenture, dated as of April 15, 1988, the second supplemental indenture, dated as of December 27, 1990, and the third supplemental indenture, dated as of May 9, 1991 (as so amended, the "Indenture"). On May 2, 2002, the Company filed a Prospectus Supplement relating to the Notes Offering, dated May 1, 2002, to the Prospectus, included as part of the Registration Statement.

            In connection with the Upper DECS Offering and the Notes Offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements, opinions and documents related to the Upper DECS Offering and the Notes Offering are attached hereto as exhibits and are incorporated by reference in their entirety into the Registration Statement.




Item 7.          Exhibits.

         (c)      Exhibits.

1 Underwriting Agreement, dated May 1, 2002, among the Company and Salomon Smith Barney and UBS Warburg LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $500,000,000 aggregate principal amount of the Company's 7.875% Senior Notes due 2012.

4.1 Officers' Certificate (including Form of Note), with respect to the 7.875% Senior Notes due 2012.

4.2 Purchase Contract Agreement (including Forms of Upper DECS and Stripped DECS Certificates), dated as of May 1, 2002, between Temple-Inland Inc. and JPMorgan Chase Bank, as Purchase Contract Agent.

4.3 Pledge Agreement, dated as of May 1, 2002, among Temple-Inland Inc., Bank One Trust, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary and JPMorgan Chase Bank, as Purchase Contract Agent.

4.4 Form of Remarketing Agreement, to be entered into among the Company, JPMorgan Chase Bank, as Purchase Contract Agent and a financial institution to be selected by the Company to act as Remarketing Agent.

4.5 Officers' Certificate (including Form of Note), with respect to the 6.42% Senior Notes due 2007.

5 Opinion of M. Richard Warner regarding the legality of the 7.875% Senior Notes due 2012.




                                 SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TEMPLE-INLAND INC.


Date:  May 3, 2002              By:      /s/ M. Richard Warner
                                    -----------------------------------------
                                     Name:  M. Richard Warner
                                     Title:  Vice President and General Counsel




                               EXHIBIT INDEX

Exhibit
 No.              Description
-------           -----------

1 Underwriting Agreement, dated May 1, 2002, among the Company and Salomon Smith Barney and UBS Warburg LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $500,000,000 aggregate principal amount of the Company's 7.875% Senior Notes due 2012.

4.1 Officers' Certificate (including Form of Note), with respect to the 7.875% Senior Notes due 2012.

4.2 Purchase Contract Agreement (including Forms of Upper DECS and Stripped DECS Certificates), dated as of May 1, 2002, between Temple-Inland Inc. and JPMorgan Chase Bank, as Purchase Contract Agent.

4.3 Pledge Agreement, dated as of May 1, 2002, among Temple-Inland Inc., Bank One Trust, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary and JPMorgan Chase Bank, as Purchase Contract Agent.

4.4 Form of Remarketing Agreement, to be entered into among the Company, JPMorgan Chase Bank, as Purchase Contract Agent and a financial institution to be selected by the Company to act as Remarketing Agent.

4.5 Officers' Certificate (including Form of Note), with respect to the 6.42% Senior Notes due 2007.

5 Opinion of M. Richard Warner regarding the legality of the 7.875% Senior Notes due 2012.